SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): June 15, 2004

BAY VIEW TRANSACTION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-105220	41-2094366

State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)
1840 Gateway Drive
San Mateo, California		94404

Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Signatures
EXHIBIT- 99.1

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1 Monthly Servicer’s Reports dated May 31, 2004

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

             BAY VIEW 2003-LJ-1 OWNER TRUST
BY:      BAY VIEW TRANSACTION CORPORATION
             ORIGINATOR OF TRUST

Dated: June 15, 2004	By:	/s/ Lisa Staab
Lisa Staab
VP,Controller